UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 9, 2012

JINGWEI INTERNATIONAL LIMITED.

(Exact name of registrant as specified in charter)

Nevada

(State or other jurisdiction of incorporation)

333-122557 (Commission File Number)	20-1970137 (IRS Employer Identification No.)

 Room 701-702, Building14, Keji C. Rd.,2nd,Software Park,
 Nanshan District,
 Shenzhen, PRC 518057

(Address of principal executive offices and zip code)

+86 1085251198

(Registrant’s telephone number including area code)

(Former Name and Former Address)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On March 9, 2012, Jingwei International Limited (the “Company”) notified The NASDAQ Stock Market LLC (“NASDAQ”) of its intent to delist its common stock from the NASDAQ Global Market following the completion of its recently announced “going private” transaction designed to eliminate Jingwei’s status as a public company in the U.S.

The Company intends to file a Form 25 with the SEC on March 20, 2012 relating to the delisting of its common stock, with the delisting of its common stock to be effective ten days thereafter. Accordingly, the Company expects that the last day of trading of its common stock on the Nasdaq Global Market will be on or about March 30, 2012.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits
99.1	Press release dated March 9, 2012.
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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JINGWEI INTERNATIONAL LIMITED

By:	/s/ George Du
Name:	George Du
Title:	Chairman and Chief Executive Officer

Dated: March 9, 2012

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